                                                                    Exhibit 4.21

FORMED UNDER THE LAWS                             Series D Cumulative Redeemable
OF THE STATE OF MARYLAND                 Preferred Shares of Beneficial Interest

                                                       Par Value $0.01 per share

THIS CERTIFICATE IS TRANSFERABLE IN                    SEE REVERSE FOR IMPORTANT
NEW YORK, NEW YORK                               NOTICE ON TRANSFER RESTRICTIONS
AND BOSTON, MASSACHUSETTS                                  AND OTHER INFORMATION



                                  [ L O G O ]
                                                           CUSIP 743410 50     8

                                 PROLOGIS TRUST

This certifies that



is the owner of

fully paid and non-assessable Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share, of ProLogis Trust, a real estate investment trust formed under the laws of the State of Maryland (the "Trust") transferable only on the books of the Trust by the holder hereof in person or by its duly authorized Attorney upon the surrender of this Certificate properly indorsed.

The Preferred Shares evidenced by this Certificate are subject to all of the provisions of the Declaration of Trust, as amended from time to time (the "Declaration of Trust"), and the Bylaws of the Trust, as amended from time to time. The Declaration of Trust is filed and of record with the State Department of Assessments and Taxation of Maryland and is hereby incorporated in and made a part of this Certificate. The holder hereof has no interest, legal or equitable in any specific property of the Trust. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.



Dated:                                        Countersigned and Registered
                                                    BankBoston, N.A.

                                                                  Transfer Agent
                                                                   and Registrar
                                              By


SECRETARY   CO-CHAIRMAN AND CHIEF OPERATING OFFICER      Authorized Signature

                               IMPORTANT NOTICE
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                                PROLOGIS TRUST

     THE TRUST WILL FURNISH TO ANY SHAREHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT ON THE INFORMATION REQUIRED BY SECTION 8-203(d) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH CLASS OF BENEFICIAL INTEREST WHICH THE TRUST HAS AUTHORITY TO ISSUE AND, IF THE TRUST IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (i) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (ii) THE AUTHORITY OF THE BOARD OF TRUSTEES TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE FOREGOING, SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DECLARATION OF TRUST OF THE TRUST, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

     THE TRUST WILL FURNISH A FULL STATEMENT ABOUT CERTAIN RESTRICTIONS ON
TRANSFERABILITY TO A SHAREHOLDER ON REQUEST AND WITHOUT CHARGE.   SUCH REQUEST
MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.




TEN  COM  -  as tenants in common        UNIF GIFT MIN ACT--
                                                                 (Cust)  (Minor)
TEN  ENT  -  as tenants by the
             entireties                                  Under Uniform Gifts to
                                                         Minors Act

JT   TEN  -  as joint tenants with
             the right of survivorship
             and not as tenants in common

                                                                 (State)

                                         UNIF TRF MIN ACT--
                                                                 (Cust)
                                                                        (Minor)

                                               (until age ______) under Uniform
                                               Transfers to Minors Act


                                                                  (State)


      Additional abbreviations may be used though not in the above list.

For Value Received,                      hereby sell, assign and transfer unto
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         PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------
                                                |
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)



__________________________________________ Series D Preferred Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________________________________
Attorney
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.


Dated:
                                     -------------------------------------------
                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.